DIAMOND PORTFOLIO INVESTMENT TRUST
          DIAMOND PORTFOLIO LARGE CAP QUALITY GROWTH FUND (the "Fund")

               PROSPECTUS SUPPLEMENT DATED DECEMBER 8, 2008 to the Institutional Shares Prospectus, the Class R-3 Shares Prospectus, the Class A
    and Class C Shares Prospectus and the Statement of Additional Information

The Board of Trustees of the Trust has decided to liquidate the Fund as of December 29, 2008. The Trust will liquidate the assets of the Fund and distribute the proceeds ratably among the shareholders of the respective classes of the Fund.

Effective immediately, the Fund is closed to new investors and additional purchases by existing investors.

Shareholders in the Fund may close out their investments through any of the following:

o Do nothing, your Shares will automatically be redeemed and the proceeds will be sent to you December 29, 2008 at the address of record. Contingent deferred sales charges and redemption fees will be waived on the liquidation date.
o     Redeem Fund shares at any time prior to December 29, 2008.

Shareholders should consult a tax advisor about the tax implications that may result from the liquidation of Fund shares.

Shareholders may obtain additional information by calling their plan sponsor, broker-dealer, financial institution, or by contacting the Trust at 877-433-4363.


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE